UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 3, 2015

ARCHROCK, INC.*

(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive,
Houston, Texas		77060
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 836-8000

Exterran Holdings, Inc.

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*  The registrant was formerly named Exterran Holdings, Inc. Effective as of November 3, 2015, the registrant changed its name to Archrock, Inc.

Item 2.01 Completion of Acquisiton or Disposition of Assets.

On November 3, 2015, Archrock, Inc. (formerly named Exterran Holdings, Inc. prior to November 3, 2015) (“our,” “we” or “us”) completed the separation of our international services and global fabrication businesses into a stand-alone, publicly traded company named Exterran Corporation and distributed to holders of record of our common stock on October 27, 2015 (the “Record Date”) one share of Exterran Corporation common stock for every two shares of our common stock outstanding as of the Record Date (the “Spin-off”). Exterran Corporation is now an independent public company trading under the symbol “EXTN” on the New York Stock Exchange.

Following the Spin-off, we do not own any shares of Exterran Corporation common stock and we will no longer consolidate Exterran Corporation or its subsidiaries in our financial results. Our unaudited pro forma financial information giving effect to the Spin-off, and the related notes thereto, are attached as Exhibit 99.2 and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 4, 2015, we issued a press release announcing the completion of the spin-off.  A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference into this Item 7.01.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information. The unaudited pro forma condensed consolidated balance sheet of Archrock, Inc. dated as of June 30, 2015 and unaudited pro forma condensed consolidated statement of operations of Archrock, Inc. for the six months ended June 30, 2015 and for each of the three years ended December 31, 2014 and the related notes thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K.

(d) Exhibits. See “Exhibit Index” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHROCK, INC.

November 4, 2015	By:	/s/ KENNETH R. BICKETT
Kenneth R. Bickett
Vice President and Controller

Exhibit Index

Exhibit No.	Description
99.1	Press release dated November 4, 2015.
99.2

Unaudited pro forma condensed consolidated balance sheet of Archrock, Inc. dated as of June 30, 2015 and unaudited pro forma condensed consolidated statement of operations of Archrock, Inc. for the six months ended June 30, 2015 and for each of the three years ended December 31, 2014.